UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

Hallador Energy Company

(Exact name of registrant as specified in its charter)

Colorado	001-34743	84-1014610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1183 East Canvasback Drive, Terre Haute, Indiana 47802
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (812) 299-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	HNRG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2026, the Board of Directors (the “Board”) of the Company approved the formation of a new standing committee of the Board titled the Risk Committee (the “Committee”) and appointed Daniel Hudson to serve as Chair of the Committee.

In connection with his service as Chair of the Committee, Mr. Hudson will receive an additional annual cash retainer of $25,000. This retainer is in addition to the standard annual Board retainer of $200,000 payable to non-employee directors.

Item 8.01 Other Events

On May 1, 2026, the Board approved the formation of the Risk Committee to assist the Board in its oversight of the Company’s enterprise risk management framework, including strategic, operational, financial, market, and cybersecurity risks. The establishment of the Committee is intended to enhance the Company’s governance practices in support of its long-term strategic objectives and potential financing activities.

The responsibilities of the Committee include, among other things:

●	Reviewing and overseeing the Company’s enterprise risk management policies and practices.
●	Monitoring compliance with applicable laws, regulations, and Company policies relating to risk management and mitigation.
●	Overseeing the identification, assessment, and management of key risks facing the Company, including operational, financial, market, and cybersecurity risks.
●	Advising the Board on strategic initiatives and risk exposures within the Committee’s scope of responsibility; and
●	Performing such other duties and responsibilities as may be delegated by the Board from time to time.

The Board appointed the following directors and officers to serve on the Committee:

●	Daniel Hudson (Chair)
●	Barbara Sugg
●	Brent Bilsland
●	Elliott Batson
●	Todd Telesz

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hallador Energy Company

May 6, 2026	By:	/s/ERIC VAN DEMAN
Eric Van Deman Chief Accounting Officer